UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

        Date of Report (Date of earliest event reported):
                 May 13, 2004 (May 12, 2004)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                         000-32855
                  (Commission File Number)

        Delaware                            74-2982117
(State or Other Jurisdiction of           (IRS Employer
Incorporation or Organization)         Identification No.)

    401 Whitney Avenue, Suite 400
          Gretna, Louisiana                 70056-2596
(Address of Principal Executive Offices)    (Zip Code)

    Registrant's Telephone Number, Including Area Code:
                       (504) 367-7030


ITEM 5.   OTHER EVENTS.

          On May 12, 2004, Torch Offshore, Inc. (the "Company") issued a press release announcing that the Company has signed a contract with Marathon E.G. Production Limited to perform work in Malabo, Bioko Island, Equatorial Guinea. The contract is valued at over $12.0 million and is scheduled to commence immediately. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          The following exhibits are filed herewith:

Exhibit No.                   Description
-----------                   -----------

   99.1      Torch Offshore, Inc. Press Release, dated
             May 12, 2004.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.

                              By: /s/ ROBERT E. FULTON
Date: May 13, 2004            -------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                      INDEX TO EXHIBITS

Exhibit No.                   Description
-----------                   -----------

   99.1      Torch Offshore, Inc. Press Release, dated
             May 12, 2004.

                                             EXHIBIT 99.1
NEWS RELEASE
For immediate release to:
Analysts, Financial Community, Media
Contact: Bob Fulton (1) 504-367-7030
         Bradley Lowe (1) 504-367-7030

Torch Offshore Announces Contract for Alba Project in Africa
                        with Marathon

New Orleans, Louisiana USA, May 12, 2004

Torch Offshore, Inc. (NASDAQ: TORC) (the "Company") announced today it has signed a contract with Marathon E.G. Production Limited ("Marathon") to perform the installation of five pipelines and an umbilical for the export facility of the Marathon gas plant extension in Malabo, Bioko Island, Equatorial Guinea. The contract is valued at over $12.0 million and is scheduled to commence immediately with an approximate 60-day operation on site with completion scheduled for October 2004. The Company will utilize a marine spread made up of the Midnight Brave to perform the pipelay and umbilical installation and the Midnight Carrier as a support vessel.

Lyle G. Stockstill, Torch Offshore, Inc. Chairman and Chief Executive Officer, commented, "The project award from Marathon is a match to our strategy to develop our pipelay business internationally. We have identified other potential projects in West Africa, and will continue to bid on a selected manner."

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. Torch Offshore, Inc. is expanding beyond its established shallow water niche market in order to serve the industry's worldwide growing needs in the deep waters.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Act of
1995. The forward-looking statements in this news release include statements about the capabilities of the Company's vessels and the scope of work and contract value related to the Marathon Alba project. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.

                                                   PR 04-011
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